SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
August 5, 2005

SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado             001-13458            84-0920811
(State or other     (Commission       (I.R.S. Employer
 jurisdiction of     File Number)      Identification No.)
 incorporation)

4880 Havana Street, Denver, CO             80239
(Address of principal executive offices) (Zip Code)
Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the
	Securities Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the
	Exchange Act (17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02	Results of Operations and Financial Condition.

On August 5, 2005, Scott's Liquid Gold-Inc. announced in a press release its operating results for the second quarter and first six months of 2005. The press release is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	Exhibits.
	The following exhibit accompanies this Report:

      Exhibit No.        Document
          99             Press Release dated August 5, 2005
                         concerning results of operations.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SCOTT'S LIQUID GOLD-INC.
                                          (Registrant)

Date: August 5, 2005                      /s/ Jeffry B. Johnson
                                          -------------------------------
                                          By: Jeffry B. Johnson
                                              Chief Financial Officer and
                                              Treasurer




EXHIBIT INDEX

Exhibit
Number         Document
   99          Press Release dated August 5, 2005 concerning
                results of operations.